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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           __________________________


                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of  Report (Date of earliest event reported)             September 20, 2001


                          Oglethorpe Power Corporation
                      (An Electric Membership Corporation)

             (Exact name of Registrant as specified in its charter)


           GEORGIA                      33-7591                  58-1211925
(State or other jurisdiction         (Commission             (I.R.S. Employer
      of incorporation)              File Number)            Identification No.)


                 Post Office Box 1349                            30085-1349
               2100 East Exchange Place                          (Zip Code)
                    Tucker, Georgia
       (Address of principal executive offices)


Registrant's telephone number, including area code                (770) 270-7600


                                      None
          (Former name or former address, if changed since last report)
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


Item 5.  Other Events.

     LG&E Energy Marketing Inc. ("LEM") and its parent, LG&E Energy, Inc. (collectively, the "LG&E Parties") initiated in 1998 a binding arbitration process relating to certain load projections provided by Oglethorpe to LEM in connection with the execution of the 1997 power marketing agreement between LEM and Oglethorpe (the "LEM Agreement"). See "OGLETHORPE'S POWER SUPPLY RESOURCES--Power Marketer Arrangements--LEM Agreement" in Item 1 of Oglethorpe's 2000 Annual Report on Form 10-K. On December 21, 1999, the arbitration panel ruled in Oglethorpe's favor and affirmed the validity of the LEM Agreement. Thereafter, Oglethorpe sought confirmation of the award which was not opposed. In January 2001, a judgment was entered in the United States District Court for the Northern District of Georgia, Atlanta Division, confirming the arbitrators' award. On September 13, 2001, the LG&E Parties filed motions seeking to vacate the confirmation of the prior arbitration award, to vacate the underlying award, and to take certain discovery, all based on alleged non-disclosure of information that LEM claims would have been pertinent to the arbitration. Oglethorpe is currently reviewing the claims raised in the described motions and expects to defend itself vigorously. LEM continues to provide power to Oglethorpe under the LEM Agreement.

     Also, in February 2001, the LG&E Parties initiated the binding arbitration process to resolve certain issues relating to the interpretation and administration of the LEM Agreement. The proceedings in the arbitration have been bifurcated, and a hearing on liability aspects of the parties' claims commenced on September 18, 2001, and a decision on those aspects is expected in November 2001. Oglethorpe's management does not expect the ultimate resolution of this arbitration will have a material adverse effect on its financial condition or results of operations.











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


                                   SIGNATURES
                                   ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            OGLETHORPE POWER CORPORATION
                                            (AN ELECTRIC MEMBERSHIP
                                            CORPORATION)



Date:  September 20, 2001           By:/s/ Thomas A. Smith
       ------------------              -------------------
                                           Thomas A. Smith
                                           President and Chief Executive Officer
                                           (Principal Executive Officer)


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